9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PACCAR INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-1

Your Vote Counts! PACCAR INC 2026 Annual Meeting Vote by April 27, 2026 11:59 PM ET Your Vote Counts! PACCAR INC 2026 Annual Meeting Vote by April 27, 2026 11:59 PM ET You invested in PACCAR INC and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2026. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Vote in Person at the Meeting* April 28, 2026 10:30 AM PDT PACCAR Parts Distribution Center 405 Houser Way North Renton, Washington 98057 *If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.
Vote at www.ProxyVote.com PACCAR INC 2026 Annual Meeting Vote by April 27, 2026 11:59PMET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of director nominees to serve for one-year terms Nominees: 1a. Mark C. Pigott OFor 1b. Pierre R. Breber 0For 1C. Dame Alison J. Carnwath 0For 1d. R. Preston Feight OFor 1e. Kirk S. Hachigian 0For 1f. Brice A. Hill 0For 1g. Barbara B. Hulit OFor 1h. John M. Pigott 0For 1i. Luiz A. S. Pretti 0For 1j. Ganesh Ramaswamy OFor 1k. Dr. Dietmar A. Scheiter 0For 11. Mark A. Schulz 0For 2. Advisory resolution to approve executive compensation (" Say on Pay") 0For 3. Advisory vote on the ratification of independent auditors 0For NOTE: Such other business as may properly come before the meeting or any adjournment thereof